Exhibit 99.1

5655 Riggins Court, Suite 15 Reno, NV 89502 Tel : 888 909-5548 Fax : 888 909-1033

OTCQX: NGLD

NEVADA CANYON ANNOUNCES SIGNIFICANT GOLD INTERCEPTS REPORTED AT THE LAPON CANYON GOLD PROJECT

Reno, Nevada. October 6, 2025 - Nevada Canyon Gold Corp. (OTCQX: NGLD) (the “Company” or “Nevada Canyon”) is pleased to announce the release of additional drill results from the 2025 reverse circulation (“RC”) drill program on the Lapon Canyon Gold Project, (the “Project” or “Lapon Canyon”), by Walker River Resources Corp (TSX-V:WRR) (“Walker River Resources”) (see WRR New Release dated October 6, 2025). Lapon Canyon is located within the prolific Walker Lane gold trend in Nevada, 40 miles southeast of Yerington NV and 100% owned by Walker River Resources. Nevada Canyon has an Exploration Stream Earn-in Agreement on the Project and holds a 3% Net Smelter Royalty (“NSR”).

The 2025 drill program at Lapon Canyon is focused on resource definition where drill holes were both infill and offset along strike and dip of the Hotspot Zone and on exploration of the new upper drill road extension, located approximately 125 metres northeast of the Hotspot Zone.

Walker River reported that drilling has confirmed that gold mineralization extends to the south and east of the Lapon Canyon’s Hotspot Zone and is hosted in multiple bedrock units beyond the original FeOx-sericite altered granite. Current results show significant gold mineralization within granodiorite, diorite, monzonite, and biotite-granite, in addition to notable chalcopyrite (copper sulphide) being observed. Historically, gold was almost exclusively confined to the altered granite. Drilling continues to indicate that the gold system is largely sub-horizontal in geometry, with the presence of more steeply dipping, high-grade shoots developed within the broader mineralized zones. These findings suggest the potential discovery of a new mineralized zone south and east of the Hotspot, substantially expanding the growth potential of the Lapon Canyon Gold Project.

“It’s exciting to see the drilling at Lapon Canyon consistently hitting near surface gold mineralization. The discovery of gold in the bedrock units, is even more exciting and combined with the significant mineralized intervals encountered in these recent results confirm the possibility of significantly growing the resources at the Project,” commented Lisa Doddridge, President of Nevada Canyon, “We look forward to more positive results from the 2025 drill program and believe that these results will continue to confirm and expand mineralization creating more value at Lapon Canyon.”

Highlights:

Drilling at Hotspot has significantly extended gold mineralization to the south and the east results include:

●	2.35 g/t Au over 45.7 m starting at 126.5 m in hole LC-25-149
●	1.62 g/t Au over 45.7 m starting at 112.8 m in hole LC-25-142
●	1.76 g/t Au over 35.1 m starting at 155.4 m, including 2.55 g/t over 19.8 m in hole LC-25-143
●	1.65 g/t Au over 42.7 m starting at 71.6 m in hole LC-25-135

The previously untested new upper drill road extension drilling intersected significant gold mineralization:

●	1.04 g/t Au over 30.5 m in hole LC-24-128
●	3.23 g/t Au over 3.0 m in hole LC-24-124

Other significant results can be found in Table 1:

	From	To	Width*	Gold
Drill Hole	(m)	(m)	(m)	(g/t)	Notes:
LC-25-149	126.5	172.2	45.7	2.35
incl	160.0	164.6	4.6	8.08

LC-25-142	112.8	158.5	45.7	1.62
incl	126.5	140.2	13.7	2.75

LC-25-143	155.4	190.5	35.1	1.76
incl	164.6	184.4	19.8	2.55
LC-25-135	71.6	114.3	42.7	1.65
incl	100.6	114.3	13.7	3.93
and	100.6	103.6	3	13.42

LC-25-136	64.0	89.9	25.9	1.17
	97.5	118.9	21.4	1.06

LC-25-148	128.0	149.3	21.3	1.12

LC-25-145	146.3	155.4	9.1	1.42

LC-25-138	64.0	76.2	12.2	2.68

LC-25-141	36.6	64.0	27.4	1.07

LC-25-132	65.5	76.2	10.7	1.20

LC-25-144	118.9	134.1	15.2	1.2

LC-25-140	36.6	53.3	16.7	0.89

LC-25-137	105.2	112.8	7.6	4.37

LC-25-128	86.9	117.4	30.5	1.04	granite
incl	86.9	96.0	9.1	1.52
and	109.7	117.4	7.7	2.07
	143.3	146.3	3	1.08

LC-25-124	118.9	121.9	3	3.23	granite

Table 1. Highlighted holes.

* Denotes the above drill results are presented with lengths representing sampled lengths. True width is estimated to be between 75 and 95 percent of sampled widths.

“The continued consistent results from Lapon Canyon, show the potential of our Nevada based royalties and streams,” said Nevada Canyon Chairman and CEO, Alan Day, “We look forward additional results from Lapon Canyon and the ongoing interpretation of its gold mineralization.”

Central Zone
Hotspot Zone
Section Line
200 m
View looking west +/- 100 m
Legend
Au ppm
>20
5.0-20.0
3.0-5.0
1.0-3.0
0.5-1.0
0.25-0.5
0.1-0.25
Historical drill holes
2024/2025 drill hole (this release)
2025 drill hole (not yet released)
Claim boundary

Figure 1. Plan map of the Lapon Canyon Gold deposit, showing the Central and Hotspot zones with historic and 2025 drilling results.

Hotspot
Central
LC-25-141
LC-25-138
LC-25-139
LC-25-137
LC-25-136
LC-25-149
LC-25-135
LC-25-148
LC-25-133
LC-25-142
LC-25-143
LC-25-134
LC-25-145
LC-24-129
LC-24-125
LC-24-126
50 m
View looking north +/- 150 m
Legend
Au ppm
>20
5.0-20.0
3.0-5.0
1.0-3.0
0.5-1.0
0.25-0.5
0.1-0.25
Historical drill holes
2024/2025 drill hole (this release)
2025 drill hole (not yet released)
Claim boundary

Figure 2. Long section of the Lapon Canyon Gold deposit, showing the Central and Hotspot zones with historic and 2025 drilling results.

Drill Hole	From (m)	To (m)	Width* (m)	Gold (g/t)	Notes:
LC-24-123				no sig assays	granite

LC-24-124	118.9	121.9	3.0	3.23	granite

LC-24-125	0	7.6	7.6	0.41	granite
	94.5	96.0	1.5	1.1

LC-24-126	4.6	18.3	13.7	0.31	granite
	167.6	172.2	4.6	0.55

LC-24-127	3.1	21.3	18.2	0.28	granite

LC-24-128	86.9	117.4	30.5	1.04	granite
incl	86.9	96.0	9.1	1.52
and	109.7	117.4	7.7	2.07
	143.3	146.3	3.0	1.08

LC-24-129				no sig assays	granite

LC-24-130	118.9	120.4	1.5	1.0	granite
	134.1	137.2	3.1	1.25

LC-24-131	29.0	30.5	1.5	1.14	granite

LC-25-132	47.2	48.8	1.5	2.05
	51.8	76.2	24.4	0.70
	106.7	108.2	1.5	1.17
	125.0	128.0	3	1.1

LC-25-133	44.2	108.2	64.0	0.36
	134.1	152.4	18.3	0.63
incl	134.1	137.2	3.1	1.11
and	150.8	152.3	1.5	1.34

LC-25-134	83.8	105.2	21.4	0.27

LC-25-135	47.2	125.0	77.8	1.02
incl	100.6	114.3	13.7	3.93
and	100.6	103.6	3	13.42

LC-25-136	35.1	132.6	97.5	0.66
Incl	65.5	70.1	4.6	1.28
and	79.2	88.4	9.2	2.01
and	97.5	118.9	21.4	1.06

LC-25-137	64	67.1	3.1	2.26
	86.9	88.4	1.5	1.45
	105.2	112.8	7.6	4.37
incl	108.2	109.7	1.5	18.13

LC-25-138	19.8	86.9	67.1	0.91
incl	50.3	51.8	1.5	2.02
and	56.4	59.4	3	1.38
and	64	73.1	9.1	3.05
and incl	68.6	70.1	1.5	9.24

LC-25-139	15.2	16.8	1.6	1.31
	33.5	36.6	3.1	2.01
	56.4	61	4.6	1.52
	79.2	80.8	1.6	1.12

LC-25-140	24.4	79.2	54.8	0.57
incl	36.6	42.7	6.1	1.1
and	48.8	53.3	4.5	1.15
and	61	65.5	4.5	0.93

LC-25-141	13.7	65.5	51.8	0.75
incl	27.4	29	1.6	2.3
and	48.8	57.9	9.1	1.83
	105.2	106.7	1.5	1.33
	111.2	112.8	1.6	2.48

LC-25-142	79.2	196.6	117.4	0.79
incl	112.8	158.5	45.7	1.62
and	128	140.2	12.2	2.82
and	189	190.5	1.5	1.36

LC-25-143	100.6	102.1	1.5	1.16
	134.1	214.9	80.8	0.94
incl	146.4	149.4	3	1.19
and	164.6	184.4	19.8	2.55

LC-25-144	88.4	141.7	53.3	0.71
incl	93	103.6	10.6	1.01
and	118.9	134.1	15.2	1.20

LC-25-145	80.8	82.3	1.5	1.09
	143.2	185.9	42.7	0.70
incl	146.3	155.4	9.1	1.42
and	169.2	170.7	1.5	2.22

LC-25-148	82.3	160.0	77.7	0.49
incl	128.0	149.3	21.3	1.13
LC-25-149	96.0	213.3	117.3	1.12
incl	126.5	167.6	41.1	2.53
and incl	160.0	164.6	4.6	8.08

Table 2. All Drill Holes and Intervals

* Denotes the above drill results are presented with lengths representing sampled lengths. True width is estimated to be between 75 and 95 percent of sampled widths.

On-going work at Lapon Canyon consists of data compilation, interpretation and resource modelling. Results from previous and current (2024-2025) drill programs, including the subsequent data compilation will enable the completion of an initial NI 43-101 compliant mineral resource on the Project. Further drill results, including holes LC 25-146 and LC 25-147 will be released as they become available. Field work and drilling is ongoing.

Sampling Methodology, Chain of Custody, Quality Control and Quality Assurance

All sampling was conducted under the supervision of the Company’s project geologists and the chain of custody from the drill to the sample preparation facility was continuously monitored. A blank or certified reference material was inserted approximately every tenth sample. The Lapon Canyon samples were delivered to American Assays Laboratories’ certified laboratory facilities in Sparks, NV. The samples were crushed, pulverized and the sample pulps digested and analyzed for gold using fire assay fusion and a 50 g gravimetric finish. Certain intensely altered samples used a 1 kg pulp screened to 100 microns. Duplicate assay on screen undersize. Assay of entire oversize fraction.

Samples are taken and bagged directly at the drill rig at every 1.5-meter interval, standard in the exploration industry. A small sample is also taken at the drill rig and put into a chip tray for examination purposes and to determine those sample bags that should be sent to the lab for assay purposes. Often this work is carried out using a microscope for the examination of the rock chips. The full sample bag from the interval chosen for assay purposes is then sent directly from the drill site to the lab, located in Sparks, NV.

The scientific and technical information contained in this news release has been reviewed, verified and approved by Dave Nuttal P.Geo, President of Geo Exploration Ltd, who is an independent Qualified Person as defined under NI 43-101 Standards of Disclosure for Mineral Projects.

About the Lapon Canyon Project

Lapon Canyon hosts historical, high grade gold mining with approximately 2,000 feet of underground workings in three adits. Historical underground work returned numerous assay values in the one-ounce-per-ton range. (NI 43-101, Montgomery and Barr, 2004). Walker River has completed considerable exploration work to date, with numerous drill hole intercepts that have indicated significant gold mineralization. The Project is located within Nevada’s Prolific Walker Lane shear zone, easily accessible by secondary state roads, located approximately 40 miles southeast of Yerington, Nevada. A state power grid transmission line passes within 2 miles of the Project.

About Nevada Canyon Gold Corp.

Nevada Canyon Gold Corp. is a US-based natural resource company headquartered in Reno, Nevada. The Company has a large, strategic land position and royalties in multiple projects, within some of Nevada’s highest-grade historical mining districts, offering year-round access and good infrastructure in proven and active mining districts. The Company has a three-fold business model; i) mineral royalty creation and acquisition; ii) precious-metals and exploration streaming & financing; and iii) exploration project accelerator.

For further information please contact:

Corporate Communications

Larry Heuchert

Tel: 1-888-909-5548 Ext. 2

Email: ir@nevadacanyongold.com

Web: www.nevadacanyongold.com

Forward-Looking Statements

The information posted in this release may contain forward-looking statements. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by use of the words “may,” “will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” and similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of exploration, delays in completing various engineering and exploration programs, and any potential results from such programs. Specifically, forward-looking statements in this news release include statements with respect to the potential mineralization and geological merits of the Company properties, its royalties owned on properties and various other factors beyond the Nevada Canyon Gold Corp.’s control. The Company’s actual results could differ materially from those discussed in this press release. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events except as required by applicable securities legislation. Investors are advised to carefully review the reports and documents that Nevada Canyon Gold Corp. files from time to time with the SEC, including its Annual Form 10K for the fiscal year ended December 31, 2024, Quarterly Reports and Current Reports.